EXHIBIT 99.1

FOR IMMEDIATE RELEASE: 16 April 2018

Tautachrome (OTCQB: TTCM) Announces the addition of Aasim Saied to its Board of Directors

ORO VALLEY, Ariz., April 16, 2018 (GLOBE NEWSWIRE) Tautachrome, Inc. (OTCQB: TTCM) today announced the addition of Aasim Saied to its board of directors.

The Tautachrome team had the pleasure of meeting Mr. Saied at our attendance at the “TokenFest” networking event in San Francisco last month. Mr. Saied is an inventor, entrepreneur and futurist, who developed the Projector Phone technology and various other products and services. Upon seeing the Akyumen Hawk Smartphone built-in with an HD Projector in action firsthand, accompanied with in depth discussions with Mr. Saied, it was mutually determined that he would be a great addition to our board, and that his expertise would enhance the Company growth. We are delighted that Mr. Saied has agreed to serve on our board of directors.

“The KlickZie application, is like none other, and will be a game changer for users to secure the images and videos they take to prove their ownership and monetize their content using blockchain technology,” Mr. Saied said, “I can see mobile phone users and businesses using this technology in the future to secure their intellectual property.”

Tautachrome has had additional meetings with Mr. Saied and most Recently on April 9th the Tautachrome team attended the AkyumenTV launch event in Las Vegas where we had the opportunity to meet many of Akyumen team members, tech partners, investors, and celebrity supporters. We are pleased with the developments and partnership that have transpired over the past few weeks and h look forward to future relationship growth.

About Aasim Saied

Aasim Saied is an established entrepreneur with a history of high tech concept design and building fast moving, innovative companies. He has pioneered powerful new patent pending mobile device technologies and software applications. Mr. Saied has recruited a global team of developers and industry specialists for the successful launch of his companies. Mr. Saied has established business and political relationships in across the world in a diverse spread of industries. He is an active speaker at schools and colleges, sits on the board of several companies, and is a business advisor to organizations and entrepreneurs.

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Additional Tautachrome Updates

The Tautachrome team has meetings every Friday with the KlickZie application developers at Honeycomb Digital and we are pleased to report that as of April 13th KlickZie Android and IOS app development is on schedule with no delays.

The Android and IOS PhotoSweep apps are currently undergoing additions, updates, and fixes to prepare for their relaunch and marketing.

Lastly, Tautachrome will be forming an advisory board with additions to be named later.

About Tautachrome, Inc. Tautachrome, Inc. (OTCQB:TTCM) is an emerging growth company in both the blockchain/crypto-currency sector and the smartphone picture and video technology sector. Tautachrome has high-speed blockchain concepts under development aiming to couple with the Company’s revolutionary patents in smartphone-image authentication and imagery-based social networking interaction.

Forward-Looking Statements: Statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, risks of managing growth, governmental regulatory risks, technology development risks, schedule slippage risks ,and political and other business risks. All forward-looking statements are expressly qualified in their entirety by this paragraph and the risks and other factors detailed in Tautachrome’s reports filed with the Securities and Exchange Commission. Tautachrome undertakes no duty to update these forward-looking statements.

Tautachrome, Inc. +1 520 318 5578
Investor relations investor@tautachrome.com

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Visit our official website: www.tautachrome.com

From now on, we must use this one (see Thomas email of 4-16-2018):

Forward-Looking Statements: This news release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond Tautachrome’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, general business conditions, risks of managing growth, governmental regulatory risks, technology development risks, schedule slippage risks ,and political and other business risks. All forward-looking statements are expressly qualified in their entirety by this paragraph and the risks and other factors detailed in Tautachrome’s reports filed with the Securities and Exchange Commission. Tautachrome undertakes no duty to update these forward-looking statements.

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